THE COMMUNITY DEVELOPMENT FUND
(the “Fund”)
Supplement dated August 23, 2023
to the Fund’s Statement of Additional Information (“SAI”) dated May 1, 2023
This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.
The Board of Trustees of the Fund have approved the designation of Mr. Andrew Metzger as the Treasurer and Chief Financial Officer of the Fund to replace the current Treasurer and Chief Financial Officer of the Fund, Mr. Ankit Puri.
Accordingly, effective immediately, the SAI is hereby supplemented and revised as follows:
In the section titled “Trustees and Officers of the Trust,” under the heading titled “Trust Officers,” the row relating to Ankit Puri is hereby deleted and replaced with the following:

Name and Year of Birth	Position with Trust	Principal Occupations in Past 5 Years	Business Address
Andrew Metzger (Born: 1980)	Treasurer and Chief Financial Officer (since 2023)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.	One Freedom Valley Drive Oaks, Pennsylvania 19456
There are no other changes to the Fund’s SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE